                                                                   Exhibit 10.38
                                 NINTH AMENDMENT
                                 ---------------

                  This Ninth Amendment (this "Amendment") is entered into as of this 28th day of September, 2000 among Waterlink, Inc. (the "Company"), Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS
                                    --------

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of February 11, 2000, as amended by the Eighth Amendment to the Amended and Restated Credit Agreement dated as of May 2, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION  1. Amendments.
                              ----------

                  (a) SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN APPROPRIATE ALPHABETICAL ORDER:

                  "AERO-MOD TRANSACTION" shall mean the sale by the Company of all of the outstanding capital stock of Aero-Mod Incorporated, a Delaware corporation ("Aero-Mod"), and Waterlink Operational Services, Inc., a Delaware corporation ("WOSI"), in a single transaction as described more specifically on Annex A to the Ninth Amendment.

                  "NINTH AMENDMENT" shall mean the Ninth Amendment to this Agreement, dated as of September 28, 2000.

                  "NINTH AMENDMENT EFFECTIVENESS DATE" shall mean the date upon which the Agent advises the Company that the Ninth Amendment has become effective.

                  (b) THE DEFINITIONS OF "2000 TL COMMITMENT" AND "INTEREST PAYMENT DATE" IN SECTION 1.01 OF THE AGREEMENT ARE HEREBY AMENDED BY DELETING EACH IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                  "2000 TL COMMITMENT" means from and after the Ninth Amendment Effectiveness Date (a) in the aggregate, up to $2,000,000, and (b) as to each Bank with a 2000 TL Commitment, its Pro Rata Share as indicated on Schedule I to the Ninth


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         Amendment; PROVIDED, that on November 15, 2000, the 2000 TL Commitment, and the 2000 TL Commitment of each Bank, shall be reduced to zero.

                  "INTEREST PAYMENT DATE" means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Offshore Rate Loan and, as to any Base Rate Loan, the last Business Day of each calendar month; PROVIDED, HOWEVER, that if any Interest Period exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

                  (c) THE DEFINITION OF "EBIT" IN SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY REPLACING THE PERIOD AT THE END OF SUBCLAUSE (C) WITH A SEMI-COLON FOLLOWED BY THE WORD "AND", AND ADDING THE FOLLOWING SUBCLAUSE (D)
THERETO:

                  "(D) for all purposes for any period which includes the fourth fiscal quarter of the Company's 2000 fiscal year or the first fiscal quarter of the Company's 2001 fiscal year, there shall be excluded in determining EBIT any expense or loss related to the Aero-Mod Transaction, which serves to reduce Net Income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that the aggregate amount of such expenses or losses shall not exceed $1,700,000."

                  (d) THE DEFINITION OF "EBITDA" IN SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY REPLACING THE PERIOD AT THE END OF SUBCLAUSE (C) WITH A SEMI-COLON FOLLOWED BY THE WORD "AND", AND ADDING THE FOLLOWING SUBCLAUSE
(D) THERETO:

                  "(D) for all purposes for any period which includes the fourth fiscal quarter of the Company's 2000 fiscal year or the first fiscal quarter of the Company's 2001 fiscal year, there shall be excluded in determining EBITDA any expense or loss related to the Aero-Mod Transaction, which serves to reduce Net Income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that the aggregate amount of such expenses or losses shall not exceed $1,700,000."

                  (e) CLAUSE (b) OF SECTION 2.09 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                  "(b) ASSET DISPOSITIONS. If the Company or any of its Subsidiaries shall at any time or from time to time make or agree to make a Disposition then (i) the Company shall promptly provide written notice to the Agent of such proposed Disposition (including the amount of the estimated Net Proceeds to be received by the Company in respect thereof) and (ii) promptly upon receipt by the Company or its Subsidiary of the Net Proceeds of such Disposition the Company shall FIRST, prepay Term Loans in an aggregate amount equal to the amount of such Net Proceeds, to be applied to the Scheduled Repayments in inverse order of maturity (PROVIDED, that in the event that the Aero-Mod Transaction is consummated (x) on or prior to September 29, 2000, Net Proceeds from the Aero-Mod Transaction shall be applied FIRST, to repay in full the



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Scheduled Repayment due on September 29, 2000, SECOND, to repay $1,000,000 of the Scheduled Repayment due on November 15, 2000, THIRD, to repay the Scheduled Repayments in inverse order of maturity, FOURTH, to prepay Swing Line Loans (without any reduction in the Swing Line Loan Commitment) and FIFTH, to prepay Revolving Loans (without any reduction in the Revolving Loan Commitment) and (y) after September 29, 2000 and on or before November 15, 2000, Net Proceeds from the Aero-Mod Transaction shall be reduced by $700,000, then applied FIRST, to repay $1,000,000 of the Scheduled Repayment due on November 15, 2000, SECOND, to the Scheduled Repayments in inverse order of maturity, THIRD, prepay Swing Line Loans (without any reduction in the Swing Line Loan Commitment) and FOURTH, prepay Revolving Loans (without any reduction in the Revolving Loan Commitment))."

                  (f) CLAUSE (a) OF SECTION 2.10 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                  "(a) (i) TERM LOANS. On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                           Date                      Amount
                           ----                      ------

                  September 29, 2000               $   700,000
                  November 15, 2000                  1,000,000
                  December 29, 2000                  2,000,000
                  March 30, 2001                     2,000,000
                  June 29, 2001                      2,000,000
                  September 28, 2001                 2,000,000
                  December 31, 2001                  2,500,000
                  March 29, 2002                     2,500,000
                  June 28, 2002                      2,500,000
                  September 30, 2002                 2,500,000
                  December 31, 2002                  2,500,000
                  March 31, 2003                     2,500,000
                  Term Maturity Date                20,835,816.30

                  (ii) The Company shall repay to the Banks on November 15, 2000 the aggregate principal amount of Term Loans outstanding on such date that were borrowed under the 2000 TL Commitment.

Any amendment to this SECTION 2.10(a) shall require the consent of all of the Banks.".

                  (g) CLAUSE (b)(iii) OF SECTION 3.01 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                  "(iii) the expiry date of any requested Letter of Credit is after the Revolving Termination Date;".




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                  (h) CLAUSE (f) OF SECTION 8.05 OF THE AGREEMENT IS HEREBY
AMENDED BY DELETING THE DOLLAR AMOUNT "$15,000,000" CONTAINED THEREIN AND REPLACING IT WITH THE DOLLAR AMOUNT "$6,500,000."

                  (i) CLAUSE (b) OF SECTION 8.11 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING THE FOLLOWING PROVISO IN ITS ENTIRETY:

                  "; PROVIDED, HOWEVER, that the Company may make a one time prepayment on any Subordinated Debt in an aggregate amount up to $250,000".

                  (j) CLAUSE (a) OF SECTION 10.04 OF THE AGREEMENT AND SECTION
10.05 OF THE AGREEMENT ARE EACH HEREBY AMENDED TO INSERT THE FOLLOWING PARENTHETICAL AFTER THE PHRASE "MAJORITY BANK" EACH TIME SUCH PHRASE APPEARS
THEREIN:

                  "(or all of the Banks if required by SECTION 11.01)".

                  (k) CLAUSE (a) OF SECTION 11.01 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                  "(a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to SECTION 8.02) or increase the amount of the L/C Commitment;".

                  SECTION  2.  CONSENT

                   (a) Notwithstanding anything to the contrary contained in the Agreement, the Banks hereby consent to the consummation of the Aero-Mod Transaction, and hereby authorize the Agent and the Collateral Agent to take any action each deems desirable to release Aero-Mod and WOSI from each Collateral Document to which such Person is a party, release the Lien held by the Collateral Agent on the capital stock of Aero-Mod and WOSI and return the capital stock of Aero-Mod and WOSI to the Company.

                  SECTION  3.  REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.





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                  SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile transmission), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery to the Agent of executed signature pages (including by facsimile transmission) to this Amendment signed by the Company and the Banks.

                            [signature pages follow]















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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.

                              WATERLINK, INC.


                              By:  /s/ Mark E. Brody
                                 -------------------------------------

                              Title: Chief Financial Officer
                                     ---------------------------------


                              BANK OF AMERICA, N.A., as Agent

                              By: Kristine D. Hyde
                                 -------------------------------------

                              Title: Vice President
                                   -----------------------------------




                              BANK OF AMERICA, N.A., Individually as a Bank


                              By: /s/ Steven R. Arentsen
                                 -------------------------------------

                              Title: Senior Vice President
                                   -----------------------------------



                              COMERICA BANK


                              By:/s/ Preeti Sarnaik
                                 -------------------------------------

                              Title: Assistant Vice President
                                    -----------------------------------







                                       S-1
                              [TO NINTH AMENDMENT]

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                              FIFTH THIRD BANK, CENTRAL OHIO

                              By: /s/ Stephen S. Brooks
                                 -------------------------------------

                              Title: Vice President
                                   -----------------------------------


                              HARRIS TRUST AND SAVINGS BANK

                              By: /s/ Michael J. Johnson
                                 -------------------------------------

                              Title: Vice President
                                   -----------------------------------



                              PNC BANK, NATIONAL ASSOCIATION

                              By: /s/ Bruce G. Shearer
                                 -------------------------------------

                              Title: Vice President
                                   -----------------------------------



                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Christiana Creekpaum
                                 -------------------------------------

                              Title: Vice President
                                   -----------------------------------


                                       S-2
                              [TO NINTH AMENDMENT]

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                                   SCHEDULE I

                          2000 TL COMMITMENT ALLOCATION

Bank                                Amount                     Pro Rata Share
----                                ------                     --------------

Bank of America, N.A.               $2,000,000                         100%









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                                     ANNEX A
                                     -------

Proposed terms of sale of the stock of Aero-Mod Incorporated ("Aero-Mod") and Waterlink Operational Services, Inc. ("WOSI"):

         FORM OF TRANSACTION: Sale of 100% of the outstanding capital stock of Aero-Mod and WOSI.

         PURCHASE PRICE:      $3.6 million cash at closing

         FINANCIAL DATA:      Projected FY 2000 Revenues - $6.2 million
                              Projected FY 2000 EBITDA - $(25,000)
                              Projected September 30, 2000 book value - $5.2 mil